UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

MSCI Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2015. Meeting Information MSCI INC. Meeting Type: Annual Meeting For holders as of: March 4, 2015 Date: April 30, 2015 Time: 2:30 PM EDT Location: 7 World Trade Center 250 Greenwich Street 48th Floor New York, NY 10007 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MSCI2015 MSCI INC. C/O BROADRIDGE You are receiving this communication because you hold shares P.O. BOX 1342 in the company named above. BRENTWOOD, NY 11717 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P61360 See proxy the materials reverse side and voting of this instructions. notice to obtain M84094 -

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P61360 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - DuringThe Meeting: Go to www.virtualshareholdermeeting.com/MSCI2015. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available M84095 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Henry A. Fernandez

   1b. Robert G. Ashe

   1c. Benjamin F. duPont

   1d. Wayne Edmunds

   1e. D. Robert Hale

   1f. Alice W. Handy

   1g. Catherine R. Kinney

   1h. Wendy E. Lane

   1i. Linda H. Riefler

   1j. George W. Siguler

   1k. Patrick Tierney

   1l. Rodolphe M. Vallee

2. To approve, by non-binding vote, our executive compensation, as described in these proxy materials.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditor.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M84096-P61360